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                    ASSIGNMENT OF AGREEMENTS AND INSTRUMENTS


      FOR VALUE RECEIVED, Fleet Capital Corporation (formerly known as Shawmut Capital Corporation, successor to Barclays Business Credit, Inc.) ("Assignor") hereby assigns, transfers and sets over absolutely to Fleet National Bank ("Assignee") all of its right, title and interest in and to the following:

      1. Amended and Restated Loan and Security Agreement (the "Loan Agreement"), dated as of March 29, 1996, by and between Assignor and Cannondale Corporation ("Cannondale").

      2. Revolving Credit Note, dated as of March 29, 1996, in the original principal amount of $35,000,000 made by Cannondale in favor of Assignor.

      3. Term Note, dated as of March 31, 1995, in the original principal amount of $3,500,000, made by Cannondale in favor of Shawmut Capital Corporation.

      4. Patents Collateral Assignment, dated as of July 2, 1993, between Cannondale and Barclays Business Credit, Inc.

      5. Trademark Security Agreement, dated as of March 29, 1996, made by Cannondale in favor of Assignor.

      6. The Letters of Credit set forth on Exhibit A hereto.

      7. The Security Documents and the Other Documents not otherwise set forth above.

      From and after June 30, 1997, the Assignee agrees that it shall be without recourse to Assignor with respect to the risks of collection and Cannondale's ability to satisfy the Obligations or perform its covenants or agreements under the Loan Agreement, the Security Documents and the Other Documents. The Assignee acknowledges that it has reviewed and inspected the Loan Agreement, the Notes, the Security Documents and the Other Documents.

      This Assignment contains the entire agreement between the parties hereto concerning the subject matter hereof and may not be modified or changes in any way except in a writing signed by both parties.

      This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns.
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      Two or more duplicate originals of this Assignment may be signed by the parties hereto, each of which shall be an original, but all of which shall constitute one in the same instrument.

      All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

Dated:  March 26, 1997

                            FLEET CAPITAL CORPORATION
                            (formerly known as Shawmut Capital
                            Corporation, successor to Barclays Credit, Inc.)



                            By: /s/ HOWARD HANDMAN
                              ----------------------------------
                              Name: Howard Handman
                              Title: Vice President

                            FLEET NATIONAL BANK



                            By: /s/ MARGARET D. HARWOOD
                              ----------------------------------
                              Name:  Margaret D. Harwood
                              Title: Vice President
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STATE OF CONNECTICUT       )
                           )  ss:Glastonbury             March 27 , 1997
COUNTY OF HARTFORD         )


            Personally appeared Howard Handman, Vice President of Fleet Capital Corporation, a Rhode Island corporation, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such officer and the free act and deed of said Corporation, before me.


                              /s/ LISA A. GIAMPAOLO
                              ----------------------------------
                                Notary Public
                                My Commission Expires: February 28, 2000


STATE OF CONNECTICUT       )
                           )  ss:  Bridgeport             March 27, 1997
COUNTY OF FAIRFIELD        )


            Personally appeared Margaret Harwood, Vice President of Fleet National Bank, signer and sealer of the foregoing instrument, and acknowledged the same to be his free act and deed as such officer and the free act and deed of said Bank, before me.


                              /s/ PATRICIA WAIKSMIS
                              ----------------------------------
                                Notary Public
                                My Commission Expires: January 31, 2002